Guggenheim Funds Trust

Rydex Dynamic Funds

Rydex Series Funds

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated April 14, 2026

to the currently effective Class A, Class C, Class H, Class R6, Institutional Class and Investor Class shares Statutory Prospectuses for each series of Guggenheim Funds Trust, Rydex Dynamic Funds and Rydex Series Funds, as supplemented from time to time (each, a “Prospectus” and collectively, the “Prospectuses”)

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, the daily maximum amount for purchases and redemptions of Fund shares made via ACH is $1,000,000. Accordingly, in each Prospectus (with the exception of the Guggenheim Funds Trust Class R6 shares Prospectus), the information provided in the “BY ACH (FAX/MAIL) —Subsequent Purchases” section of the table included under the heading “Buying Fund Shares—PURCHASE PROCEDURES” is hereby revised to reflect a daily maximum amount of $1,000,000 for purchases of Fund shares made via ACH. In addition, in each Prospectus (including the Guggenheim Funds Trust Class R6 shares Prospectus), the information provided in the “BY ACH” section of the table included under the heading “Selling Fund Shares—REDEMPTION PROCEDURES” is hereby revised to reflect a daily maximum amount of $1,000,000 for redemptions of Fund shares made via ACH.

Please retain this supplement for future reference.

STAT-SUPP-2-0426x0826